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EX-23.1
AUDITORS CONSENT

                                                                 EXHIBIT 23(1)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 4 to this registration statement of our report dated February 14, 1997 included in the Innovative Gaming Corporation of America Annual Report on Form 10-K/A for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                    /s/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

Las Vegas, Nevada
July 25, 1997